                                                                   EXHIBIT 99(a)

NEWS RELEASE

------AT THE COMPANY-------

Lynn Afendoulis
Director, Public Affairs
616/364-6161

FOR IMMEDIATE RELEASE

MONDAY, JANUARY 31, 2005

UNIVERSAL FOREST PRODUCTS REPORTS STRONG 4TH QUARTER AND ANNUAL RESULTS FOR 2004
            Net sales up 18% for the 4th quarter and 29% for the year
       Diluted EPS increased 35% for the 4th quarter and 19% for the year

GRAND RAPIDS, Mich., January 31, 2005 - Universal Forest Products, Inc. (Nasdaq:
UFPI) today announced results for the fourth quarter and year ended December 25, 2004 that exceeded its internal targets for sales and earnings growth.

Net sales for the quarter were $535.8 million, an increase of 17.9% over net sales of $454.5 million in the fourth quarter of 2003. Net sales for the year were $2.45 billion compared to 2003 net sales of $1.90 billion, a 29.2% increase. The company estimates that higher lumber and chemical prices contributed approximately 18% to annual net sales growth but only 6% to the growth in the fourth quarter.

Diluted earnings per share for the fourth quarter totaled $0.46, a 35.3% increase over reported results for the same period of 2003. This includes a gain from an insurance settlement and related income taxes associated with a fire at its London, Ontario plant. For the year, diluted earnings per share totaled $2.59, up 18.8% over reported results for 2003.

"We experienced strong unit sales growth, especially in our site-built and industrial market segments, where we're focusing many of our efforts," said William G. Currie, Universal's chief executive officer and vice chairman. "We're also seeing a continued rebound in the manufactured housing market, led by modular home construction, and we had a powerful increase in unit sales to those customers."

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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 2

"Results like these are possible when you have a sound business model, a great management team, and skilled employees committed to best practices," he added. "We're seeing growth and strong results because we're working hard, making good decisions, and creating opportunity and enthusiasm for the future. It's a great way to begin celebrating our 50th year as a company."

Unit sales were down only in the company's Do-It-Yourself retail market. Currie attributed that primarily to higher lumber and chemical prices, which appear to be having an impact on demand.

Universal posted the following year-over-year sales results:

      - For the year, D-I-Y retail sales increased 9.0% over 2003 to $981.6 million. Fourth quarter sales to this market were down 1.3% from 2003;

      - Site-built construction sales for 2004 of $631.7 million, up 56.7% over annual sales for 2003; fourth quarter sales increased 34.3% over 2003;

      - Industrial sales for the year totaled $454.7 million, an increase of 45.1% over 2003. Fourth quarter 2004 sales were up 28.0% over the same period last year; and

      - Manufactured housing sales for 2004 were $385.3 million, up 36.6% for the year. Fourth quarter sales to this market were up 27.3% over 2003.

The Company achieved those results in spite of financial challenges relating to a disappointing framing venture in the West, which saw significant losses during the year.

"We're putting the problems of that venture behind us," Currie said. "We also are pleased that our plant in London, Ontario, which was destroyed by a fire last April, is back in operation. That fire had a significant negative impact on our results and on the operations of a number of other Universal plants that took on production to meet our customer needs."

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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 3

OUTLOOK

The Company anticipates continued growth in its business in 2005. Key assumptions with respect to the Company's 2005 outlook include:

      - Modest increases in interest rates are mitigated by favorable demographic trends and economic conditions resulting in a strong site-built construction market.

      - The continued recovery of the manufactured housing market as many customers switch production to modular housing.

      -     A stable D-I-Y retail market.

      - Continued opportunities for market share gains in both the site-built construction and industrial business.

      -     Improved results from our framing operations in the West.

      -     The completion of strategic business acquisitions.

      -     A stable lumber market.

With these factors in mind, the Company is targeting unit sales growth of 7% to 12% and net earnings growth of 10% to 15% in 2005 over results for 2004, adjusted to exclude the gain from the insurance settlement and related income taxes. In addition, these targets do not include the impact of adopting FASB statement 123R which requires the Company to expense the effect of unvested stock options previously granted and any future grants beginning the third quarter of 2005.

Universal Forest Products will conduct a conference call to discuss information included in this news release and related matters at 11:00 a.m. EST on Tuesday, February 1, 2005. The conference call will be hosted by William G. Currie and will be available for analysts and institutional investors domestically at (866) 814-1921 or internationally at (703) 639-1364. Use conference call ID #634528. The conference call will be available simultaneously and in its entirety to all interested investors and news media through a web cast at www.ufpi.com (click on Investor Relations).

Celebrating its 50th anniversary, Universal Forest Products markets, manufactures and engineers wood and wood-alternative products for D-I-Y retail home centers, structural lumber products for the manufactured housing industry, engineered wood components for the site-built construction market and specialty wood packaging for various industries. Among the company's newest and fastest-growing ventures are framing services for the site-built sector. In conjunction with its customers, Universal uses its engineering and manufacturing expertise, coupled with highly skilled employees, to design and construct buildings and housing. For information about Universal Forest Products on the Internet, please visit the Company's web site at www.ufpi.com , or call 888-Buy-UFPI.

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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 4

Included in this report are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially are the following: Adverse lumber market trends, competitive activity, negative economic trends, government regulations, and weather. These risk factors and additional information are included in the Company's reports on Form 10K and 10Q on file with the Securities and Exchange Commission.

                              HIGHLIGHTS TO FOLLOW

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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 5

                 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
                           FOR THE TWELVE MONTHS ENDED
                               DECEMBER 2004/2003

                                                   QUARTER PERIOD                                  YEAR TO DATE
                                          ---------------------------------------    ---------------------------------------------
 (IN THOUSANDS, EXCEPT PER SHARE DATA)       2004                    2003                      2004                   2003
 -------------------------------------    -----------------    ------------------    --------------------      -------------------
NET SALES                                 $ 535,754     100%   $ 454,470      100%   $ 2,453,281      100%     $ 1,898,830     100%

COST OF GOODS SOLD                          472,475   88.19      399,593    87.93      2,157,028    87.92        1,640,844   86.41
                                          ---------            ---------             -----------               -----------

GROSS PROFIT                                 63,279   11.81       54,877    12.07        296,253    12.08          257,986   13.59
SELLING, GENERAL AND
   ADMINISTRATIVE  EXPENSES                  46,981    8.77       42,591     9.37        201,335     8.21          177,824    9.36
GAIN ON INSURANCE SETTLEMENT(1)              (1,391)  -0.26            -     0.00         (1,391)   -0.06                -    0.00
                                          ---------            ---------             -----------               -----------
EARNINGS  FROM  OPERATIONS                   17,689    3.30       12,286     2.70         96,309     3.93           80,162    4.22

OTHER EXPENSE (INCOME)
     INTEREST EXPENSE                         3,591    0.67        3,242     0.71         14,904     0.61           14,589    0.77
     INTEREST INCOME                            (60)  -0.01          (86)   -0.02           (284)   -0.01             (219)  -0.01
     NET GAIN ON SALE OF REAL ESTATE AND
       INTEREST IN SUBSIDIARY                  (426)  -0.08            -     0.00         (1,370)   -0.06                -    0.00
                                          ---------            ---------             -----------               -----------
                                              3,105    0.58        3,156     0.69         13,250     0.54           14,370    0.76
                                          ---------            ---------             -----------               -----------
EARNINGS BEFORE  INCOME TAXES
  AND MINORITY INTEREST                      14,584    2.72        9,130     2.01         83,059     3.39           65,792    3.46

INCOME TAXES (1)                              5,912    1.10        3,361     0.74         31,462     1.28           24,325    1.28
                                          ---------            ---------             -----------               -----------

EARNINGS BEFORE  MINORITY INTEREST            8,672    1.62        5,769     1.27         51,597     2.10           41,467    2.18

MINORITY INTEREST                               (18)   0.00          483     0.11         (2,994)   -0.12           (1,348)  -0.07
                                          ---------            ---------             -----------               -----------

NET EARNINGS                              $   8,654    1.62    $   6,252     1.38    $    48,603     1.98      $    40,119    2.11
                                          =========            =========             ===========               ===========

EARNINGS PER SHARE - BASIC                $    0.48            $    0.35             $      2.70               $      2.26

EARNINGS PER SHARE - DILUTED              $    0.46            $    0.34             $      2.59               $      2.18

WEIGHTED AVERAGE SHARES
  OUTSTANDING                                18,112               17,808                  18,032                    17,761

WEIGHTED AVERAGE SHARES
  OUTSTANDING WITH COMMON
  STOCK EQUIVALENTS                          18,964               18,647                  18,771                    18,379

SUPPLEMENTAL SALES DATA

                                                   QUARTER PERIOD                                  YEAR TO DATE
                                          -----------------------------------     ----------------------------------------
MARKET CLASSIFICATION                       2004        %      2003        %         2004         %      2003       %
---------------------                       ----       ---     ----       ---        ----        ---     ----      ----
DO-IT-YOURSELF/RETAIL                     $ 177,395     34%  $ 179,685     39%    $   981,576     39%  $  900,150    47%
SITE-BUILT CONSTRUCTION                     151,871     28%    113,047     25%        631,676     26%     403,201    21%
MANUFACTURED HOUSING                         98,398     18%     77,318     17%        385,326     16%     282,139    15%
INDUSTRIAL AND OTHER                        108,090     20%     84,420     19%        454,703     19%     313,340    17%
                                          ---------    ---   ---------    ---     -----------    ---   ----------   ---
TOTAL                                     $ 535,754    100%  $ 454,470    100%    $ 2,453,281    100%  $1,898,830   100%
                                          ---------    ---   ---------    ---     -----------    ---   ----------   ---

(1) "INCOME TAXES" INCLUDES APPROXIMATELY $451,000 ASSOCIATED WITH THE "GAIN ON INSURANCE SETTLEMENT".

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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 6

                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                               DECEMBER 2004/2003

(IN THOUSANDS)

ASSETS                                 2004         2003       LIABILITIES AND SHAREHOLDERS' EQUITY      2004         2003
------                                 ----         ----      -------------------------------------      ----         ----
CURRENT ASSETS                                                CURRENT LIABILITIES
  Cash and cash equivalents          $  25,274   $   17,430   Notes payable                            $        -   $   1,726
  Accounts receivable                  151,811      137,660   Accounts payable and
  Inventories                          212,921      169,561      accrued liabilities                      161,832     135,560
  Other current assets                  16,477        9,446   Current portion of long-term
                                                                 debt and capital leases                   22,033       6,411
                                     ---------   ----------
TOTAL CURRENT ASSETS                   406,483      334,097
                                                                                                       ----------   ---------
                                                              TOTAL CURRENT LIABILITIES                   183,865     143,697
OTHER ASSETS                             7,952        6,811
INTANGIBLE ASSETS, NET                 131,652      131,819   LONG-TERM DEBT AND CAPITAL
                                                              LEASES, LESS CURRENT PORTION                185,109     205,049
PROPERTY, PLANT                                               OTHER LIABILITIES                            36,617      33,081
AND EQUIPMENT,  NET                    216,273      214,204
                                     ---------   ----------
                                                              SHAREHOLDERS' EQUITY                        356,769     305,104
                                                                                                       ----------   ---------
                                                              TOTAL LIABILITIES AND
TOTAL ASSETS                         $ 762,360   $  686,931     SHAREHOLDERS' EQUITY                   $  762,360   $ 686,931
                                     =========   ==========                                            ==========   =========

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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 7

                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                           FOR THE TWELVE MONTHS ENDED
                               DECEMBER 2004/2003

(IN THOUSANDS)                                                                            2004            2003
--------------                                                                            ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                                            $  48,603          40,119
Adjustments to reconcile net earnings to net cash
  from operating activities:
      Depreciation                                                                         28,453          25,638
      Amortization of intangibles                                                           2,752           1,909
      Deferred income taxes                                                                   790           1,746
      Minority interest                                                                     2,994           1,348
      Loss on sale of interest in subsidiary                                                  193
      Gain on insurance settlement                                                         (1,391)
      (Gain) Loss on sale or impairment of property, plant and equipment                     (710)          1,050
      Changes in:
        Accounts receivable                                                               (16,107)        (32,074)
        Inventories                                                                       (42,817)         (3,555)
        Accounts payable                                                                    7,371          23,476
        Accrued liabilities and other                                                      20,103          10,718
                                                                                        ---------       ---------
           NET CASH FROM OPERATING ACTIVITIES                                              50,234          70,375

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment                                               (40,935)        (40,578)
Purchase of licensing agreement                                                                 -            (150)
Acquisitions, net of cash received                                                        (10,075)           (787)
Sale of interest in subsidiary                                                              4,679               -
Proceeds from sale of property, plant and equipment                                         5,226           6,221
Insurance proceeds                                                                          2,000               -
Other, net                                                                                  1,636           3,882
                                                                                        ---------       ---------
           NET CASH FROM INVESTING ACTIVITIES                                             (37,469)        (31,412)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings (repayments) under revolving credit facilities and notes payable               547         (29,657)
Repayment of long-term debt                                                                (6,392)         (6,140)
Proceeds from issuance of common stock                                                      2,861           1,281
Distributions to minority shareholder                                                      (1,123)           (833)
Dividends paid to shareholders                                                             (1,796)         (1,689)
Repurchase of common stock                                                                   (129)         (2,029)
Other, net                                                                                  1,111               -
                                                                                        ---------       ---------
           NET CASH FROM FINANCING ACTIVITIES                                              (4,921)        (39,067)
                                                                                        ---------       ---------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                     7,844            (104)

CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD                                                                                17,430          17,534
                                                                                        ---------       ---------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                $  25,274       $  17,430
                                                                                        =========       =========